March 11, 2020

ABSOLUTE CORE STRATEGY ETF (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated December 24, 2019 as Amended January 17, 2020

Effective immediately, the Fund’s Prospectus and Statement of Additional Information are amended to clarify the fact that the Subadviser may invest the Fund’s assets in equity securities of foreign companies that trade on U.S. exchanges.

The first paragraph of the Principal Investment Strategies section on page 2 of the Fund’s Prospectus, and the first paragraph of the Principal Investment Strategies of the Fund section on page 5 of the Prospectus, are replaced with the following:

St. James Investment Company, LLC, the Fund’s investment sub-adviser (the “Subadviser”), seeks to achieve the Fund’s objective by investing primarily in equity securities of U.S. companies that the Subadviser believes are priced at a substantial discount to the Subadviser’s estimate of fair value. However, the Fund may invest in companies of any market capitalization and in any economic sector, including equity securities of foreign companies that trade on U.S. exchanges, either directly or through American Depositary Receipts (“ADRs”). The Subadviser, which actively manages the Fund, uses a five-stage process to identify, purchase, and sell companies that it believes are fundamentally attractive and will yield positive absolute returns, meaning it seeks positive returns in all market conditions, over complete market cycles, net of fees and expenses, and not returns that outperform a specific benchmark.

The below Foreign Company Risk is added to the end of the Principal Risks and Principal Risks of Investing in the Fund sections starting on pages 2 and 5, respectively, of the Fund’s Prospectus:

•	Foreign Company Risk. Investing in foreign companies may involve risks not associated with equity investments in U.S. companies, including currency fluctuation, inflation, local withholding and other taxes, different financial reporting practices and regulatory standards, changes in political conditions, nationalization, expropriation, and investment and repatriation restrictions. The Fund may lose money due to political, security, economic and geographic events affecting issuers of non-U.S. companies.

o	Depositary Receipt Risk. ADRs are receipts, issued by depository banks in the United States, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored. In addition to the risks of investing in foreign securities, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR or selling them quickly and efficiently at the prices at which they have been valued. The issuers of unsponsored ADRs are not obligated to disclose information that is considered material in the U.S. and voting rights with respect to the deposited securities are not passed through. ADRs may not track the prices of the underlying foreign securities on which they are based, and their values may change materially at times when U.S. markets are not open for trading.

•	Risk of Investing in Developed Countries. The Fund's investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

The below Foreign Securities section is added to the Additional Information About Fund Investments and Risk Considerations section starting on page 8 of the Fund’s Statement of Additional Information:

Foreign Securities. The Fund may invest directly in foreign companies, including securities listed on U.S. exchanges. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign companies, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities may require paying higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the any assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the such assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Developed Countries. The Fund's investment in developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments. In addition, developed countries may be adversely impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated December 24, 2019 as amended January 17, 2020, and retain it for future reference.